SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 28, 2011

(as Supplemented January 10, 2012)

Effective immediately, for the Multi-Managed Income/Equity Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for PineBridge Investments, LLC (“PineBridge”) the disclosure with respect to John Dunlevy is deleted in its entirety.

Dated: June 22, 2012